OLD WESTBURY FUNDS, INC.

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

Supplement Dated June 8, 2011 to the
Prospectus dated March 1, 2011

This supplement provides notice of certain important information relating to the above Funds and should be read in conjunction with the Prospectus.

          On April 27, 2011, the Fee Waiver Commitment Letter pertaining to the commitment of Bessemer Investment Management LLC (the “Adviser”) and Bessemer Trust Company, N.A. (“BTNA”) to waive certain investment advisory fees and shareholder servicing fees for various series of the Corporation was amended to change the waiver of certain investment advisory fees to exclude dividend expenses associated with securities sold short (the “Fee Waiver Letter”). The Fee Waiver Letter replaces the prior fee waiver letter commitment letter of the Adviser and BTNA dated January 27, 2011.

          Accordingly, effective immediately, the Funds’ prospectus is revised and supplemented as follows:

Disclosures Relating to the Old Westbury U.S. Large Cap Fund

          On page 1, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.02%

Less Fee Waiver	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.01%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.00%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Non-U.S. Large Cap Fund

          On page 4, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.10%

Less Fee Waiver	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.06%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.05%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Global Small & Mid Cap Fund

          On page 7, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.04%

Total Annual Fund Operating Expenses(1), (2)	1.18%

Less Fee Waiver	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.15%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.11%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Global Opportunities Fund

          On page 11, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.05%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.31%

Less Fee Waiver	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.21%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.20%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Real Return Fund

          On page 16, footnote 1 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 1. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.25%

Total Annual Fund Operating Expenses(1)	1.10%
Less Fee Waiver	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver(1)	1.08%

(1) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired

Fund Fees and Expenses (if any), at 1.10%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Fixed Income Fund

          On page 21, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses(1)	0.33%

Total Annual Fund Operating Expenses(2)	0.78%

Less Fee Waiver	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	0.68%

(1) Bessemer Trust Company, N.A. has contractually committed through October 31, 2012, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Disclosures Relating to the Old Westbury Municipal Bond Fund

          On page 24, footnote 2 under the “Fees and Expenses” table is deleted in its entirety and replaced with the following Footnote 2. All other information contained in the “Fees and Expenses” table remains unchanged because the expenses would not have changed given that the Fund did not incur any dividend expenses in connection with securities sold short during the most recently completed fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Other Expenses(1)	0.32%

Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(2)	0.77%

Less Fee Waiver	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	0.67%

(1) Bessemer Trust Company, N.A. has contractually committed through October 31, 2012, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OLD WESTBURY FUNDS, INC.

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

Supplement Dated June 8, 2011 to the
Statement of Additional Information dated March 1, 2011

This supplement provides notice of certain important information relating to the above Funds and should be read in conjunction with the Statement of Additional Information (the “SAI”).

          On April 27, 2011, the Fee Waiver Commitment Letter pertaining to the commitment of Bessemer Investment Management LLC (the “Adviser”) and Bessemer Trust Company. N.A. (“BTNA”) to waive certain investment advisory fees and shareholder servicing fees for various series of the Corporation was amended to change the waiver of certain investment advisory fees to exclude dividend expenses associated with securities sold short (the “Fee Waiver Letter”). The Fee Waiver Letter replaces the prior fee waiver letter commitment letter of the Adviser and BTNA dated January 27, 2011.

          Accordingly, effective immediately, on page 36, the first sentence of the third paragraph under “Investment Adviser and Sub-Advisers” is deleted in its entirety and replaced with the following:

The Adviser has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the Fixed Income Fund at 0.70%, the U.S. Large Cap Fund at 1.00%, the Non-U.S. Large Cap Fund at 1.05%, the Municipal Bond Fund at 0.70%, the Global Small & Mid Cap Fund at 1.11%, the Global Opportunities Fund at 1.20% and the Real Return Fund at 1.10%.

          The custody agreement with Bessemer Trust Company was amended to modify the custodial services provided to the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”) with respect to securities directly managed by BIM and other property held by the Global Small & Mid Cap Fund.

Accordingly, effective immediately, the second sentence in the second paragraph under “Custodians” on page 50 of the SAI is deleted in its entirety and replaced with the following:

BTCO serves as custodian for the Global Small & Mid Cap Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by the Adviser, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Global Small & Mid Cap Fund.

          At a regular meeting of the Board of Directors, held on April 26, 2011, the Board of Directors appointed the officers of the Corporation. Accordingly, effective immediately, the information in the table in the section entitled “Officers of the Corporation” on page 28 of the SAI is deleted in its entirety and replaced with the following:

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Age: 48	President	Indefinite; 6 Years

Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004); Head of Wealth Management Group, Bernstein Investment Research & Management (1995-2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 57	Chief Legal Officer	Indefinite; 8 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000-2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 52	Vice President & Chief Compliance Officer Chief Risk Management Officer	Indefinite; 8 Years 2 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 48	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 7 Years 2 Years	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 48	Assistant Secretary	Indefinite; 2 Years	Principal and Associate General Counsel, Bessemer Trust Company, N.A. (Since September 2007); SVP & Senior Securities Counsel, United States Trust Company (August 2005-September 2007).

Louis Beasley 630 Fifth Avenue New York, NY 10111 Age: 40	Vice President	Indefinite; Since April 2011

Senior Vice President and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since November 2006); Senior Compliance Analyst, Credit Suisse Asset Management (July 2005-October 2006).

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Kenneth R. Goodall 630 Fifth Avenue New York, NY 10111 Age: 46	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; Since April 2011	Principal and Director of Compliance & Risk Management, Bessemer Trust Company, N.A. (Since February 2011); Director of Compliance, the Newport Group, Inc. (2003-2011).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 40	Vice President & Treasurer Vice President & Assistant Treasurer	Indefinite; 3 Years 2 Years

Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) (financial services company) (Since 2007); Vice President and Director of Fund Accounting and Administration, PNC (2000-2006).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 43	Secretary	Indefinite; 5 Years	Vice President and Counsel, BNY Mellon (Since 2008); Vice President and Associate Counsel, PNC (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 41	Assistant Treasurer	Indefinite; 5 Years	Sr. Manager of NAV Operations, BNY Mellon (Since 2008); Sr. Manager of Fund Accounting & Administration, PNC (2005-2008); Manager, Fund Accounting and Administration, PNC (1998-2005).

          The Proxy Voting Policies of Bessemer Investment Management LLC (“BIM”) and Dimensional Fund Advisors LP (“Dimensional”) have been revised. Accordingly, the Proxy Voting Policies of BIM and Dimensional contained in Appendix B of the SAI are deleted in their entirety and replaced with the following:

APPENDIX B

BESSEMER TRUST COMPANY, N.A.
BESSEMER INVESTMENT MANAGEMENT LLC

Proxy Voting Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed these Proxy Voting Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee considers and approves amendments to these Guidelines as it deems appropriate every year or more frequently as needed.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes).

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;
•	Are inside directors or affiliated outside directors and the full board is less than majority independent;
•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;
•

Are compensation committee members and the company has poor compensation practices as determined by ISS; Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;

•	Have ignored a proposal that was approved by either a majority of the shares outstanding in the previous year or by the majority of votes cast in the last year and one of the two previous years;
•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;

1 The Proxy Committee, which is a joint committee of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC, is comprised of Bessemer’s Chief Investment Officer, Head of Global Equities, Director of Investment Strategies, an Associate Portfolio Manager, Head of Custody and a Compliance Officer.

•	Have kept in place a dead-hand or modified dead-hand poison pill;
•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: a) the ability to reprice stock options without prior shareholder approval, b) excessive CEO compensation relative to company performance (pay-for-performance disconnect), c) excessive three-year average burn rate, or d) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be cast as recommended by ISS based on their research and analysis as long as the plan does not exceed the allowable cap and the plan does not violate any other supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants- Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: 1) The triggering mechanism should be beyond the control of management; 2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; 3) Change-in-control payments should be double-triggered, i.e., (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:
•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

➢	Rigorous stock ownership guidelines, or
➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
➢	A meaningful retention ratio

•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay or “MSOP”): Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these Guidelines.

Vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

11. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

13. Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must confirm that he or she does not have a potential conflict of interest with respect to the issue.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP

          Dimensional Fund Advisors LP (“Dimensional”) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters for which Dimensional has modified the standard voting guidelines. A concise summary of the Voting Guidelines is appended hereto.

          The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

          Dimensional seeks to vote (or refrain from voting) client proxies in a manner consistent with the best interests of the client as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines. Because most of the proxies that Dimensional receives are instructed to be voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of a client, and the interests of Dimensional or its affiliates. If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or if the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client.

          Dimensional will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making; however, the Voting Guidelines do not address all potential issues. To address all of the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

          Dimensional seeks to vote (or refrain from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional’s recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional or its services provider may be unable to vote.

          With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not intend to vote proxies of non-U.S. companies if it determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client. Dimensional intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. If Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

          Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; and provides reports concerning the proxies voted (the “Proxy Voting Services”).. In addition, Dimensional may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional retains third-party service providers for proxy issues, Dimensional remains responsible for proxy voting decisions. In this regard, Dimensional uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which Dimensional relies to carry out the Proxy Voting Services. In the event that the Voting Guidelines are not implemented precisely as Dimensional intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by Dimensional as a breach of the Voting Policies.

Concise Summary of 2011 U.S. Proxy Voting Guidelines
Effective for Meetings on or after January 3, 2011

          In order to provide greater analysis on certain shareholder meetings, Dimensional has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to ISS.

          Specifically, if available, Dimensional may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where Dimensional’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where Dimensional in its discretion, has deemed that additional research is warranted.

          Where research is obtained from Glass Lewis in accordance with these Guidelines, Dimensional will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, Dimensional will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.
Four fundamental principles apply when determining votes on director nominees:
1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1.	Board Accountability

VOTE WITHHOLD/AGAINST[2] the entire board of directors (except new nominees[3], who should be considered CASE-BY-CASE), for the following:
Problematic Takeover Defenses:
1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all

2 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:
1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

	•	The issuer’s rationale;
	•	The issuer’s governance structure and practices; and
	•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;
1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;
1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

	1.17.	Failure to replace management as appropriate; or
1.18.

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
	2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

	2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

	2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
	3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

	3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

	3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

	3.4.	The full board is less than majority independent.

4.	Director Competence
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:
	4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
• Medical issues/illness;
• Family emergencies; and
• If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.
Vote AGAINST or WITHHOLD from individual directors who:
4.3.	Sit on more than six public company boards[4]; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing governance structure:
•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

	-	serves as liaison between the chairman and the independent directors;

	-	approves information sent to the board;

	-	approves meeting agendas for the board;

	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

	-	has the authority to call meetings of the independent directors;

	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;
•	All independent key committees;
•	Established governance guidelines;

[4] Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
	-	Egregious compensation practices;

	-	Multiple related-party transactions or other issues putting director independence at risk;

	-	Corporate and/or management scandals;

	-	Excessive problematic corporate governance provisions; or

	-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses*

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered[5] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

[5] “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING*

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
	o	The company’s use of authorized shares during the last three years
•	The Current Request:
	o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

	o	The company’s use of authorized preferred shares during the last three years;
•	The Current Request:
	o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
	o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

	o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However,

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
• Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:
•	AGAINST management “say on pay” (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
	o	In egregious situations;
	o	When no MSOP item is on the ballot; or
	o	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
	o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
	o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
	o	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Multi-year guaranteed bonuses;
•	A single performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
	-	Unclear explanation of how the CEO is involved in the pay setting process;
	-	Retrospective performance targets and methodology not discussed;
	-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
	-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
	-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines;
	-	A holding period requirement coupled with a significant long-term ownership requirement; or
	-	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
	-	Rigorous stock ownership guidelines, or

	-	A holding period requirement coupled with a significant long-term ownership requirement, or

	-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

2011 International Proxy Voting Guidelines Summary

Effective for Meetings on or after January 3, 2011

          In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

          Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

          Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;
•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	Name of the proposed auditors has not been published;
•	The auditors are being changed without explanation; or
•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.* Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.*

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
•	Failure to replace management as appropriate; or
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors.]

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

ISS Classification of Directors - International Policy 2011

Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of a current employee of the company or its affiliates;
•	Relative[1] of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*
For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

• Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
• The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
• The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

• A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);
• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
• A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
• A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

• A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
• A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

• The repurchase can be used for takeover defenses;
• There is clear evidence of abuse;
• There is no safeguard against selective buybacks; and/or
• Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items

Reorganizations/Restructurings*
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions*
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers*
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

• the parties on either side of the transaction;
• the nature of the asset to be transferred/service to be provided;
• the pricing of the transaction (and any associated professional valuation);
• the views of independent directors (where provided);
• the views of an independent financial adviser (where appointed);
• whether any entities party to the transaction (including advisers) is conflicted; and
• the stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE